Exhibit 10.8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE INDICATED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ADDENDUM TO INTERNET GIFT CARD(S) AGREEMENT

THIS ADDENDUM ("Addendum") to the INTERNET GIFT CARD(S) AGREEMENT dated April 1, 2001, is entered into and is effective as of August 8, 2003 (the "Effective Date") by and between NBO Systems, Inc., a Maryland Corporation ("NBO"), with its principal place of business at 3676 W. California Avenue, Building D, Salt Lake City, Utah 84104, and GMRI, Inc., ("Operator"), with offices located at 6100 Lake Ellenor Dr., Orlando, FL 32809. NBO and Operator are sometimes each referred to herein as a "Party" and collectively the "Parties."

WHEREAS, the Parties have previously entered into the Internet Gift Card(s) Agreement dated April 1, 2001 for the operation of Internet fulfillment for GMRI, Inc. gift cards ("Agreement"); and

WHEREAS the Parties agree to amend said Agreement as specified herein;

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. The term of the Agreement originally set to expire on August 8, 2003 is hereby extended through August 8, 2004, subject to Operator's right to terminate without cause upon ninety (90) days notice ("Extension").

2. Except as otherwise expressly modified herein, the Agreement Extension shall be pursuant to the same terms and conditions of the Agreement as signed by both parties on April 1, 2001.

3. Should GMRI elect to convert to in-house Internet Fulfillment, GMRI agrees to give NBO no less than thirty (30) days prior notice, in which case NBO shall cooperate with GMRI in the conversion and the Agreement shall be deemed terminated at the end of the. thirty (30) day period.

4. This Agreement shall not be made effective until an authorized officer of each party signs such Agreement

5. Except as expressly modified herein, all other terms of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, NBO and Customer have executed this Addendum effective as of the date listed above.
GMRI, Inc.	NBO SYSTEMS, INC.
By: /s/ Stephen E. Helsel	By: /s/ Christopher Foley
Signature	Signature
Stephen E. Helsel
Name	Christopher Foley
Chief Financial Officer
SVP - Corp. Controller
Title
Sept 30, 2003	9/11/03
Date	Date